UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 16, 2006

Chicago Mercantile Exchange Holdings Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-33379	36-4459170
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20 South Wacker Drive, Chicago, Illinois		60606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	312-930-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 16, 2006, the Board of Directors of Chicago Mercantile Exchange Holdings Inc. (the "Company") appointed Terrence A. Duffy, the Company’s current Chairman, to serve as the Executive Chairman. The appointment was made in recognition of the substantial role Mr. Duffy plays in the development of the Company’s strategic initiatives. Mr. Duffy will continue to work closely with Mr. Donohue, whose responsibilities as the Company’s Chief Executive Officer will remain unchanged.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chicago Mercantile Exchange Holdings Inc.

October 19, 2006	By:	Kathleen M. Cronin

Name: Kathleen M. Cronin
Title: Managing Director, General Counsel and Corporate Secretary